ARC Group Worldwide 10-K

Exhibit 10.24

EMPLOYMENT AGREEMENT THIS EMPLOYMENT AGREEMENT°(hereinafter referred to as this "Agreement") is made and entered into as of February 28, 2011 by and between FLOMET LLC, a Florida limited liability company (hereinafter referred to as "Company"), and Ashley Nicholas ( hereinafter referred to as Employee"). " 1 Premises: Company owns and operates a metal injection molding manufacturing and sales business from its facility located in the State of Florida. Company desires to employ Employee, and Employee desires to be employed by Company. Company has trade secrets, other confidential and proprietary information, and substantial relationships with prospective and existing customers and suppliers which it wishes to protect. Company and Employee desire to enter into this Agreement to set forth the terms and conditions of Employee's employment with Company; NOW, THEREFORE, for and in consideration of the foregoing premises and the covenants and agreements of the parties set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows: 1. Employment. Company hereby employs Employee, and Employee agrees to serve Company, for the period and upon the terms and conditions set forth below. Except as may be otherwise provided in this Agreement, Employee's employment shall be subject to the employment policies and practices of Company in effect from time to time during the term of Employee's employment with Company. Employee agrees to abide by such policies and practices and all of the terms and conditions of Company's employee handbook. 2. Term. The initial term of Employee's employment with Company hereunder will commence on the date of this Agreement first written above and, unless sooner terminated under the provisions of Section 6 below, shall terminate on February 28, 2014 Notwithstanding the foregoing, the term of Employee's employment hereunder will be automatically renewed and extended for consecutive additional one (1) year terms unless either party gives the other party notice of termination of the term of Employee's employment hereunder at least sixty (60) days prior to the scheduled expiration date of the then current term of Employee's employment hereunder. Position and Duties. Employee shall serve Company in the position of c \ (1/1 3. 5q O, (c.t. Pfe,5 , et e,l- - 77c 1,,,,,i.. kV shall have such duties and responsibilities as are normally associated with ifiaqaa'fffoliria5 for such position, and shall perform such other services for Company as may be assigned to him by the President or Board of Managers of Company. In performing his duties hereunder, Employee shall use Employee's best efforts, skill and knowledge to serve Company in a competent manner hereunder and shall diligently and faithfully perform his duties as an employee of Company hereunder 4. Full Time Employment. Employee agrees to devote substantially all of his business time, attention and skill to the performance of Employee's duties hereunder and agrees not to engage in any other occupation, employment or business activity, whether or not for gain, profit or pecuniary advantage, unless otherwise authorized in writing and in advance by Company; provided, however, that Employee may invest his personal assets and manage his personal investment portfolio in such a form and manner as will not require any business service on his part to any third party or violate any of the provisions of Section 7 below. 5. Compensation and Related Matters. 5.1. Salary. As compensation for Employee's performance of services under this Agreement, and as consideration for the restrictive covenants set forth in Section 7 below, Employee will, during the term of his employme n t hereunder be eligible to receive anwi , ual salary6 _, of att1144/41114fV4?6,71.110, f5tr vedf 5VIA41 /161"elleit-(1 -& on 00 Dollars ($ 11 3, 76 0 ) ( ei einafter referred to as the "Salary"). The Salary sitial be paid in equal installmenfs in accordance with Company's usual and customary payroll practices. 5.2. Benefit Plans and Arrangements. Employee shall be entitled, to the extent Employee is eligible, to participate in and to receive benefits under all existing and future employee benefit plans, perquisites and fringe benefit programs of Company which are provided to other similarly situated employees of Company, on terms no less favorable than those provided to such other similarly situated employees. This will include participation in the "FloMet Senior Exempt Salaried Incentive Plan." 5.3. Withholding. All sums payable to Employee (or his estate or legal representative) under this Agreement (including, but not limited to, under Section 6.5 below) shall be subject to all federal, state, and municipal laws or governmental regulations now or hereafter in existence requiring the withholding, deduction, or payment therefrom of sums for income or other taxes payable by or for or assessable against Employee, it being agreed that Company shall act thereon in accordance with its interpretation in good faith of any such laws or regulations. 6. Termination of Employment. 6.1. Termination for Cause. Notwithstanding anything contained in this Agreement to the contrary, Company, by written notice to Employee, may at any time immediately terminate Employee's employment hereunder for Cause. As used in this Agreement, "Cause" means (i) the commission of fraud, misappropriation or embezzlement by Employee, (ii) Employee's willful misconduct with respect to the performance of his duties as an employee of Company, (iii) Employee's failure to comply with the reasonable directions of the President or Board of Managers of Company, (iv) the conviction of Employee of, or Employee's plea of guilty or nolo contendere to, any crime which is a felony, or any other crime involving dishonesty or moral turpitude, (v) Employee's continued failure to perform, or habitual neglect of, his duties hereunder, or (vi) any material breach by Employee of any of the terms of this Agreement, which breach is not cured or otherwise rectified by Employee within ten (10) days after he receives written notice thereof from Company. 6.2. Termination Without Cause. Notwithstanding anything contained in this Agreement to the contrary, Company may at any time terminate Employee's employment hereunder without Cause; provided, however, that Company must give written notice of such termination to Employee at least thirty (30) days prior to the effective date of such termination. 6.3. Disability. Notwithstanding anything contained in this Agreement to the contrary, Company, by written notice to Employee, may at any time immediately terminate Employee's employment hereunder, if Employee is considered "disabled" hereunder because he cannot, by reason of illness or other physical or mental incapacity or limitation, perform, with a reasonable accommodation, the essential functions of his job for at least ninety (90) consecutive days. Employee agrees, in the event of any dispute under this Section 6.3 regarding his health, to submit to a physical examination by a licensed physician selected by Company, or its insurers, with the cost of such examination to be borne by Company. 6.4. Death. Employee's employment hereunder will automatically terminate upon his death. 6.5. Compensation Upon Termination. Upon the termination of Employee's employment under this Agreement, Employee or his estate or legal representative, as the case may be, will be entitled to receive the Salary through the effective date of termination, prorated on a daily basis, and Company will not have any further obligations to Employee under this Agreement as a result of such termination of employment. If Company terminates Employee's employment hereunder without Cause under Section 6.2, then Employee will also be entitled to receive a severance payment in an amount equal to twelve (12) months of the Salary. Such severance payment will be made in equal installments in accordance with Company's usual and customary payroll practices as if such installments were payments of the Salary under Section 5.1 above. If Employee breaches any of the provisions of Section 7, then, to the extent permitted by applicable law, the obligation of Company to make any further severance payments under this Section 6.5 above shall terminate and Employee shall no longer have any right to any such payments. 7. Restrictive Covenants. 7.1. Covenant Not to Compete. Employee agrees that, while he is employed by Company and for a period of one (1) year following the date of termination of Employee's employment with Company, regardless of the reason for such termination and whether such termination is under the terms of this Agreement or otherwise, Employee shall not, anywhere in the United States of America, individually or jointly with any other person or entity, directly or indirectly, whether for his own account or for that of any other person or entity, engage in, prepare to engage in, or own or hold any ownership interest in any person or entity that engages in or prepares to engage in a business that competes with Company's business as conducted while Employee was employed by Company (hereinafter referred to as a "Competitive Business"), and Employee shall not act as an officer, director, employee, partner, independent contractor, consultant, principal, agent, proprietor, or in any other capacity for, nor lend any assistance (financial or otherwise) or cooperation to, any such person or entity; provided, however, that it shall not be a violation of this Section 7.1 for Employee to own a one percent (1%) or smaller interest in any company required to file periodic reports with the Securities and Exchange Commission. For the avoidance of doubt, the restrictions set forth in this Section 7.1 apply to any activities taken in anticipation of, or to prepare for, the conducting of or investment in, a Competitive Business. 7.2. Covenant Not to Solicit Customers. Employee agrees that, while he is employed by Company and for a period of one (1) year following the date of termination of Employee's employment with Company, regardless of the reason for such termination and whether such termination is under the terms of this Agreement or otherwise, he will not, directly or indirectly, solicit or encourage any past or present customer, vendor, or sales representative of Purchaser to terminate or reduce their business with Company or divert their business to any competitor of Company, and he will not act as an officer, director, employee, partner, independent contractor, consultant, principal, agent, proprietor, owner or part owner, or in any other capacity, for any person or entity which solicits or encourages any past or present customer, vendor, or sales representative of Company to terminate or reduce their business with Company or divert their business to any competitor of Company. 7.3. Covenant Not to Solicit Employees. Employee agrees that, while he is employed by Company and for a period of one (1) year following the date of termination of Employee's employment with Company, regardless of the reason for such termination and whether such termination is under the terms of this Agreement or otherwise, he will not, directly or indirectly, solicit the employment of, or otherwise attempt to employ, any employee of Company, or encourage any such employee to terminate his employment with Company, and Employee will not act as an officer, director, employee, partner, independent contractor, consultant, principal, agent, proprietor, owner or part owner, or in any other capacity, for any person or entity which solicits the employment of any employee of Company or otherwise induces, or attempts to induce, any employee of Company to terminate his employment with Company. 7.4. Covenant Not to Disclose. Except in the performance of his duties hereunder, at no time during the term of this Agreement, or at any time thereafter, shall Employee, individually or jointly with others, for the benefit of Employee or any third party, publish, disclose, use, or authorize anyone else to publish, disclose, or use, any secret or confidential material or information relating to any aspect of the business or operations of Company, including, but not limited to, any secret or confidential information relating to the business, customers, vendors, trade or business practices, training materials or methods, trade secrets, technology, methods or knowhow of Company. 7.5. Reasonableness of Restrictions; Reformation; Enforcement. The parties hereto recognize and acknowledge that the geographical and time limitations contained in this Section 7 are reasonable and properly required for the adequate protection of the interests of Company. In the event that a court of competent jurisdiction determines that any term, provision or restriction of this Section 7 is overbroad, overlong or otherwise not reasonably necessary to protect the legitimate business interests of Company, then the court shall modify such provision or restriction and grant only the relief that is reasonably necessary to protect the legitimate business interests of Company. If Employee breaches any of the covenants contained in this Section 7, then the period of time during which Employee's business activities are restricted under the terms of this

Section 7 shall be extended by a period of time equal to the period during which Employee is in breach of any of such covenants. 7.6. Injunctive Relief. Employee acknowledges and agrees that a breach by Employee of any of the terms or provisions of this Section 7 will cause Company irreparable injury and damage that cannot be reasonably or adequately compensated by damages at law. Employee expressly agrees that Company shall be entitled to injunctive or other equitable relief to prevent a threatened breach, breach or continued breach of this Section 7 in addition to any other remedies legally available to it. 7.7. Independent Covenants. The agreements and covenants of Employee contained in this Section 7 shall be construed as covenants independent of any other provisions of this Agreement, and the existence of any claim or cause of action of Employee against Company, whether based upon this Agreement or otherwise, shall not constitute a defense to the enforcement of the covenants contained in this Section 7 or affect the right of Company to injunctive relief for any breach thereof. Employee hereby authorizes Company to inform any subsequent employer of Employee of the contents of this Section 7. 8. Return of Documents. Upon termination of Employee's employment hereunder, regardless of reason, Employee shall promptly deliver to Company the originals and all copies of any and all materials, documents, notes, manuals or lists containing or embodying any Company information, or relating directly or indirectly to the business or affairs of Company, in the possession or control of Employee or that Employee provided to any other person or entity. 9. Inventions and Copyrights. All inventions conceived or developed by Employee either as a result of work performed by Employee for Company, or with the use of the time, material or facilities of Company, shall belong exclusively to Company and shall be deemed to be assigned upon creation by Employee to Company. Employee agrees to execute and deliver to Company such documents and do such other acts as may be necessary in the opinion of Company to obtain and maintain letters patent to such inventions and to vest in Company the entire ownership and title to them; provided, however, that the failure of Employee to execute any documents requested by Company shall not adversely affect the rights of Company in the invention. All copyrightable material, whether textual, visual, audio visual or otherwise (hereinafter referred to as a "Copyrightable Work") that is prepared by Employee in the course of his employment or other engagement with Company shall belong exclusively to Company, and Company shall be deemed to be the author or creator of such Copyrightable Work. 10. Miscellaneous. 10.1. Setoff Right. If, at the time of the termination of Employee's employment with Company, Employee owes any amounts to Company, then Company may setoff such amounts against, and deduct such amounts from, any amounts owed by Company to Employee hereunder. 10.2. Assignment. Employee hereby consents to the assignment of this Agreement by Company, and any assignee or successor of Company is hereby specifically authorized to enforce Company's rights under Section 7. However, this is a personal services agreement on the part of Employee which may not be sold, assigned, transferred or conveyed by Employee without the prior written consent of Company, which may be withheld in its sole and absolute discretion. Further, Employee may not delegate the performance of any of his duties hereunder and any such purported delegation or assignment shall be null and void. 10.3. Survival. The termination of Employee's employment hereunder shall not deprive the parties hereto of any rights or release them from any liabilities or obligations which under the terms and provisions of this Agreement are to survive such termination, including by way of example, and not limitation, the rights and obligations set forth in Section 7, and Company shall be entitled to equitable relief against Employee for Employee's breach of any of the provisions of Section 7 of this Agreement. Furthermore, the obligations of Employee under this Agreement and the rights of Company related thereto shall continue in the event that Employee continues in the employ of Company other than under the terms of this Agreement. 10.4. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives, heirs, successors and, subject to Section 10.2, assigns, as the case may be. 10.5. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter hereof, and supersedes all prior memoranda, correspondence, conversations, understandings and agreements between the parties as to such subject matter. No amendments, changes, alterations, modifications, additions, or qualifications to the terms of this Agreement shall be made or be binding unless made in writing and executed by the parties in the same manner as this Agreement. 10.6. Severability. Each provision of this Agreement constitutes a separate and distinct undertaking, covenant, or provision hereof. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable, such provision shall be deemed limited by construction in scope and effect to the minimum extent necessary to render the same valid and enforceable, and, in the event such a limiting construction is impossible, such invalid or unenforceable provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect. 10.7. Waiver. The failure of either party to enforce any term, provision, or condition of this Agreement at any time or times shall not be deemed a waiver of that term, provision, or condition for the future, nor shall any specific waiver of a term, provision, or condition at one time be deemed a waiver of such term, provision, or condition for any future time or times. 10.8. Notices. Any notice or other communication to be given hereunder by or to either party must be in writing and must be delivered personally or by prepaid commercial courier providing overnight service (such as FedEx or UPS) or by United States mail, postage prepaid, certified mail, and addressed to Company at its principal office address or to Employee at his address as set forth in Company's records. Any notice or other communications so given shall be effective upon delivery in the case of personal delivery or delivery by prepaid commercial courier, and three (3) days after delivery to the United States Postal Service in the case of mailing. 10.9. Governing Law; Construction. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Florida, without giving effect to such state's principles of comity or conflicts of laws. References in this Agreement to particular Sections are references to Sections of this Agreement unless otherwise specifically provided. As used in this Agreement, the words "hereof," "herein," "hereto," "hereunder," "hereinafter," and similar terms shall refer to this entire Agreement unless otherwise specifically provided. IN WITNESS WHEREOF, the parties hereto have executed this Agreement below as of the date first written above. Witnesses: FlLOMET LLC, a Florida limited Robert L. Marten, President Name: NORMA I. CACERES Name: ELDON R. WADE Name: NORMA I. CACERES Name: ELDON R. WADE BY: ROBERT L. Marten, President Ashley Nichols Name: Name:

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